NEUBERGER BERMAN INCOME FUNDS(R)
Supplement to the Prospectuses dated February 28, 2007
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INVESTOR CLASS, INSTITUTIONAL CLASS, RESERVE CLASS, TRUST CLASS


TRUST NAME CHANGE
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The Board of Trustees of Neuberger Berman Income Funds (the "Trust") recently approved changing the name of the Trust to "Lehman Brothers Income Funds." Effective June 1, 2007, all references to the Trust in the prospectuses are deleted and replaced with "Lehman Brothers Income Funds".



Lehman Brothers National Municipal Money Fund
Lehman Brothers Tax-Free Money Fund

DIVIDEND DECLARATIONS BASED ON ESTIMATED DAILY NET INCOME
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AS OF JUNE 1, 2007, LEHMAN BROTHERS NATIONAL MUNICIPAL MONEY FUND AND LEHMAN
BROTHERS TAX-FREE MONEY FUND WILL BEGIN DECLARING DIVIDENDS AT APPROXIMATELY 4:00 P.M., EASTERN TIME, BASED ON ESTIMATED DAILY NET INCOME. AS A RESULT, THE FOLLOWING WILL REPLACE THE FIRST PARAGRAPH UNDER "DISTRIBUTIONS AND TAXES" ON PAGE 20 OF THE PROSPECTUS:

DISTRIBUTIONS. - Each Fund pays out to shareholders net investment income and net realized capital gains, if any. Ordinarily, each Fund declares income dividends (which may include the excess of net short-term capital gain over net long-term capital loss ("short-term gain"), if any) at approximately 4:00 p.m., Eastern time, on each business day and pays them monthly. The Funds do not anticipate making any distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss).

Each Fund's income dividends are based on its estimated daily net income. To the extent actual income differs from the estimated amount, adjustments will be made to the following business day's income dividends.


THE DATE OF THIS SUPPLEMENT IS JUNE 1, 2007.




LEHMAN BROTHERS ASSET MANAGEMENT